UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2026, BranchOut Food Inc. (the “Company”), together with its Chief Executive Officer and Chief Financial Officer, on the one-hand, entered into a Settlement Agreement and General Release (the “Settlement Agreement”) with Doug Durst, the Company’s former Chief Financial Officer (“Durst”), and his affiliate, Chase Innovations, Inc. (“Chase” and, together with Durst, the “Plaintiffs”), on the other hand.

The Settlement Agreement was entered into to settle all outstanding claims of the Plaintiffs against the Company and its executive officers pursuant to the litigation that Durst had commenced in connection with the termination of his employment by the Company as its Chief Financial Officer. Pursuant to the Settlement Agreement, the Plaintiffs agreed to the settlement of such claims, and provided the Company and the other defendants in the action with a general release, in consideration of the Company’s cash payment to (i) Durst, in the amount of $247,500, and (ii) Chase, in the amount of $55,890. The payment to Durst will be paid as follows: $147,500 within 30 days of the execution of the Settlement Agreement, with the remaining $100,000 to be paid in five consecutive monthly installments of $20,000 each beginning August 15, 2026.

In addition, pursuant to the Settlement Agreement, the Company issued Durst a Warrant to purchase 57,600 shares of the Company’s common stock (the “Warrant”) at an exercise price of $4.11, during the two-year term following the issuance of the Warrant.

The information set forth above is qualified in its entirety by reference to the actual terms of the Settlement Agreement and Warrant, which have been filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Warrant to purchase 57,600 shares of common stock of the Company, issued to Doug Durst, dated August 3, 2026

Exhibit 10.1	Settlement Agreement and General Release (the “Settlement Agreement”), by and among the Company, Eric Healy, John Dalfonsi, Doug Durst and Chase Innovations, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: August 4, 2026	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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